Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints Michael A. Boyd and Marjorie S. White and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Donaldson, Lufkin & Jenrette, Inc. to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement, and any amendments to such registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices or other documents necessary or advisable to comply with applicable state securities laws, and to file the same, together with other documents in connection therewith with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS our hands on this 20th day of May, 1999.


/s/ Joe L. Roby                    President, Chief
-------------------------          Executive Officer
Joe L. Roby                         and Director



/s/ John S. Chalsty                Chairman, and
-------------------------           and Director
John S. Chalsty



/s/ Anthony F. Daddino             Executive
-------------------------          Vice President,
Anthony F. Daddino                 Chief Financial Officer
                                    and Director



/s/ David DeLucia                  Director
-------------------------
David DeLucia


                                       14


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/s/ Hamilton E. James              Chairman, Banking Group
-------------------------          and Director
Hamilton E. James



/s/ Richard S. Pechter             Chairman, Financial
-------------------------          Services Group
Richard S. Pechter                 and Director



/s/ Stuart M. Robbins              Director
-------------------------
Stuart M. Robbins



/s/ Michael M. Bendik              Senior Vice President
-------------------------          and Chief Accounting
Michael M. Bendik                  Officer



/s/ Henri de Castries              Director
-------------------------
Henri de Castries



/s/ Denis Duverne                  Director
-------------------------
Denis Duverne



/s/ Jane Mack Gould                Director
-------------------------
Jane Mack Gould



/s/ Louis Harris                   Director
-------------------------
Louis Harris



/s/ Michael Hegarty                Director
-------------------------
Michael Hegarty



/s/ Henri G. Hottinguer            Director
-------------------------
Henri G. Hottinguer

/s/ W. Edwin Jarmain               Director
-------------------------
W. Edwin Jarmain



/s/ Francis Jungers                Director
-------------------------
Francis Jungers



/s/ Edward D. Miller               Director
-------------------------
Edward D. Miller



/s/ W.J. Sanders                   Director
-------------------------
W.J. Sanders



/s/ Stanley B. Tulin               Director
-------------------------
Stanley B. Tulin



/s/ John C. West                   Director
-------------------------
John C. West


                                       16


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